EXHIBIT 32


                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Sandra J. Andre, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of Sierra Resource Group, Inc. for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.



Date: January 27, 2009




                                            By: /s/ SANDRA J. ANDRE
                                                ___________________________
                                                    Sandra J. Andre
                                                    President and
                                                    Chief Executive Officer




     I, Paul W. Andre, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of Sierra Resource Group, Inc. for the fiscal year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Sierra Resource Group, Inc.



Date: January 27, 2009




                                            By: /s/ PAUL W. ANDRE
                                                ___________________________
                                                    Paul W. Andre
                                                    Treasurer and
                                                    Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to Sierra Resource Group, Inc. and will be retained by Sierra Resource Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.